Exhibit 99.2

Gary Rodkin President and CEO 2006 PRUDENTIAL BACK-TO-SCHOOL CONFERENCE September 7, 2006

Note on Forward-Looking Statements This presentation, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. Readers of this presentation should understand that these statements are not guarantees of performance or results. Many factors could affect the company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things, future economic circumstances, industry conditions, company performance and financial results, availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, access to capital, actions of governments and regulatory factors affecting the company's businesses and other risks described in the company’s reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this presentation, which speak only as of the date made.

Portfolio: Strong Consumer Brands Meals & Entrees Condiments & Sides Snacks & Desserts

Portfolio: Strong Business-to-Business Brands Onion Garlic Vegetables Chili Peppers French Fries Mashed Potatoes Hash Browns Dough-Enrobed Hand Helds Appetizers Wheat Flours Oat Products Barley Products Seasoning Blends Flavors Bases Spices Agricultural Commodities Energy Commodities Commodity Services Risk Management

The New CAG: A true operating company that delivers sustainable profitable growth

FY08-FY09 Goals FY08 – FY09 Net Sales Ramp to 2% - 3% annual growth EPS* Achieve 7% - 9% annual growth ROIC Gradually move to 12%+ * Excludes impairment, restructuring and other special charges, the timing and impact of which cannot be reasonably estimated at this time. Also excludes EPS impact of deployment of divestiture proceeds.

Capital Allocation Share repurchases: Benchmark for overall capital allocation decisions Maintain balance sheet flexibility Attractive, sustainable dividend

Major Areas of Focus: Building the New ConAgra Foods CULTURE & ORGANIZATION PORTFOLIO COSTS

CULTURE & ORGANIZATION

Vision company growing by nourishing lives and finding a better way today …one bite at a time!

Culture: Implementing Change Execute with Excellence Results Simplicity Collaboration Accountability Results

Rewire …to unleash a better way Attack cost structure & enhance margins …to fund growth Optimize the portfolio …to drive return on investment Innovate …to achieve sustainable growth Exceed customer and consumer expectations …to deliver the promise Nourish our people …to build a winning culture “Must-Dos”

Incentive Programs Long-term Incentives: Structured Around a Combination of EBIT Growth and ROIC Improvement EBIT Performance Decline Flat Growth ROIC Performance Growth Flat Decline Significant Reward: Combination of EBIT, ROIC Growth Annual Short-term Incentives: Multiplier Effect for Achieving Cost Savings Targets

PORTFOLIO

Portfolio: Divestiture Update EARLIER THAN EXPECTED GETS RID OF DISTRACTIONS, ALLOWS US TO ATTACK OVERHEAD COSTS SOONER Ham, Seafood: Closed Q4 FY06 Cheese: Closed Q1 FY07 Packaged Meats: Agreement Q1 FY07 Pretax Proceeds To Be Generated $1.1 Billion

Brand Portfolio: More and Better Marketing Focus and Target Investments Prior Model New Model $425MM to $450MM 9% - 10% on Prioritized Brands$350MM 4% on Everything “All Brands Created Equal” Old Revenue Base New Revenue Base

Hebrew National: Leveraging Insights on Kosher Quality

Healthy Choice: Leveraging Insights on Taste and Nutrition Breakthrough Advertising Packaging Redesign

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Leveraging “The Popcorn Expert”

Retro Campaign

Retro Campaign Results Retro campaign began in June Among top 1% of all ASI ads Strong Orville sales results

[LOGO]

Drive relevancy with young adult males through targeted advertising and expanded C-store channel

Introducing.... The Snapalope Starting in Q2 FY07

What is a Snapalope? Snapalope \ ‘snapalope\: 1. Member of the family Snap; rises thirty-eight inches in stature; skittish by nature; no known predators aside from man who hunt them for their delicious spicy meat and exquisite yellow and red hide.

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Integrated Campaign Web Site: www.snapalope.com Snapalope Gear Grassroots Marketing

Innovation: Focused on Health, Wellness, Convenience R&D Vision Inventing Tomorrow’s Products Today Enhance Process Engineering Become a Leader in Packaging Strengthen Nutrition Frozen Canning Focus on Owning Five Platforms Aerosols Kosher “Quick Hits”: Fiscal 2007 Larger Platforms: 2 years Microwave

Portfolio: Gold Store Initiative FOCUS Sales Execution on Top 10 Categories Grow Key Categories Grow Priority Brands Flawless In-Store Execution Microwave Popcorn Meat Snacks Whipped Toppings Canned Tomatoes Premium Hot Dogs Canned Pasta Liquid Eggs Cooking Sprays Frozen Meals Sloppy Joe Mix OBJECTIVE All Brands MUST Grow

Gold Store 10: Popcorn Category Rich Flavors Butter Light Healthy Better For You Popcorn Growth: +7 to 9%

Sales Channel Progress 100,000 new shelf placements Adds $25mm annual revenue Dollar Stores Home Improvement Office Supplies Sporting Goods

Low Investment Brands: Recent Success Stories $14+ million incremental net sales growth this year Opened doors for high priority brands

COSTS

Cost Structure: Product Supply Commitment Manufacturing Rationalization Fixed Cost Focus $100MM $100MM permanent reduction in fixed costs by FY09 $25-$40MM  3% Logistics $250-$300MM/yr by FY09 3-5% Manufacturing Productivity  3% Procurement Annual Savings $ Annual Productivity % $1B $2B $5.5-$6B Annual Spend $B Variable Cost Focus $75+MM $150-$175MM Continually Battling Inflation & Driving out Fixed Costs

Cost Savings: A Mentality to Win G&A, COGS, Working Capital Reduction Reduce complexity Cross functional initiatives Incentive systems ROI culture Right people in right jobs

Cost Structure Progress: Procurement3% Procurement Annual Savings $ Annual Productivity % $5.5-$6B Variable Cost Focus $150-$175MM Consolidating suppliers as we leverage our purchasing scale "Clean Sheet" - modeling supplier economics to retool copacker and supplier network Partnering with R&D to rationalize input components Annual Spend $B

Cost Structure Progress: Manufacturing Productivity3-5% Manufacturing Productivity $2B $75+MM Annual Savings $ Annual Productivity % Variable Cost Focus Annual Spend $B ConAgra Performance System Implementing Best Practices in: Productivity Cost Safety Yield Quality

Cost Structure Progress: Logistics $25-$40MM3% Logistics $1B Annual Savings $ Annual Productivity % Variable Cost Focus Annual Spend $B Reducing total miles and number of product touches Leveraging scale to renegotiate vendor terms and prices for temperature control network - First Time Ever Reducing fixed cost component of warehouse cost structure 3rd party outsourcing

Cost Structure Progress: Manufacturing Network Fixed Cost Focus: Manufacturing Rationalization $100MM Phase 1 : 10-12 plants identified for consolidation Specifics on some of these offered within the next several weeks Phase 2 and beyond: Leveraging Overall Equipment Effectiveness further benefits capacity Least Landed Cost Methodology Linked with Go-To-Market Strategies

Summary: A Good Start Culture Driving Results Cost savings materializing faster than expected Plans for increased marketing in 2nd half Provide regular updates

2006 PRUDENTIAL BACK-TO-SCHOOL CONFERENCE